UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 9, 2005

Stonepath Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16105	65-0867684
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2200 Alaskan Way, Suite 200
Seattle, Washington		98121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (206) 336-5400

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On November 9, 2005, Stonepath Group, Inc. (the “Company”) issued a press release announcing its results of operations for the quarter ending September 30, 2005, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report, being furnished pursuant to Item 2.02 and 7.01 of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01                                             Regulation FD Disclosure.

On November 9, 2005, the Company issued a press release announcing its results of operations for the quarter ending September 30, 2005.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits:

99.1                           Press Release dated November 9, 2005

Safe Harbor Statement

Statements contained in the exhibit to this report that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the exhibit and in documents that the Company has filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STONEPATH GROUP, INC.

Date: November 9, 2005	By:	/s/ Thomas L. Scully
	Name:	Thomas L. Scully
	Title:	Chief Financial Officer